UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 20, 2004

ORIGEN RESIDENTIAL SECURITIES, INC. (as depositor under a Trust Agreement, dated as of September 1, 2004, providing for, inter alia, the issuance of Origen Manufactured Housing Contract Trust Collateralized Notes, Series 2004-B)

Origen Residential Securities, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	333-117573	20-1370314

State of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

27777 South Franklin Road, Suite 1700, Southfield, Michigan	48034

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 644-5595

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 8.01. Other Events

     As of the date hereof, Origen Residential Securities, Inc. (the “Registrant”) has caused to be filed with the Securities and Exchange Commission (the “Commission”) pursuant to the Commission’s Rule 424 a Prospectus Supplement to its Prospectus, dated September 20, 2004, in connection with the Registrant’s issuance of a series of notes entitled Origen Manufactured Housing Contract Trust Collateralized Notes, Series 2004-B (the “Notes”), to be issued pursuant to an indenture, dated as of September 1, 2004, among Origen Manufactured Housing Contract Trust 2004-B, as issuer, and JPMorgan Chase Bank, as trustee. The Notes will be collateralized by a trust estate (the “Trust Estate”) consisting primarily of all of the issuer’s right, title and interest in and to certain manufactured housing installment sales contracts and installment loan agreements (the “Contracts”), including, without limitation, all related security interests and any and all rights to receive payments which are due pursuant thereto after the applicable cut-off date, but excluding any rights to receive payments which are due pursuant thereto on or before the applicable cut-off date.

     Computational Materials

     Citigroup Global Markets Inc. (the “Underwriter”) has advised the Registrant that it has furnished to certain prospective purchasers of Notes certain materials, herein referred to as “Computational Materials,” in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Contracts or other assets of the Trust Estate, the structure of the Notes and terms of certain classes of Notes, and the hypothetical characteristics and hypothetical performance of certain classes of Notes under certain assumptions and scenarios.

     The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Notes and by any other information subsequently filed with the Commission.

     The Computational Materials were prepared by the Underwriter at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Not applicable

     (b) Not applicable

     (c) Exhibits:

Exhibit No.	Description
99.1	Computational Materials (as defined in Item 8.01) that have been provided by Citigroup Global Markets, Inc. to certain prospective purchasers of Origen Manufactured Housing Contract Trust Collateralized Notes, Series 2004-B.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ORIGEN RESIDENTIAL SECURITIES, INC. (Registrant)
By:	/s/ W. Anderson Geater
	Name:	W. Anderson Geater
	Title:	Director, Secretary and Treasurer

Dated: September 22, 2004

EXHIBIT INDEX

Exhibit	Item 601(a) of Regulation
Number	S-K Exhibit No.	Description
1	99.1	Computational Materials (as defined in Item 8.01) that have been provided by Citigroup Global Markets, Inc. to certain prospective purchasers of Origen Manufactured Housing Contract Trust Collateralized Notes, Series 2004-B.